Murphy USA Inc. 1 Murphy USA Investor Deck Raymond James Institutional Investor Conference March 2025

Murphy USA Inc. 2 Cautionary statement This presentation contains forward-looking statements. These statements, which express management’s current views concerning future events or results, are subject to inherent risks and uncertainties. Factors that could cause actual results to differ materially from those expressed or implied in our forward-looking statements include, but are not limited to, the volatility and level of crude oil and gasoline prices, the pace and success of our expansion plan, our relationship with Walmart, political and regulatory uncertainty, our ability to realize projected synergies from the acquisition of QuickChek and successfully expand our food and beverage offerings, uncontrollable natural hazards, and adverse market conditions or tax consequences, among other things. For further discussion of risk factors, see “Risk Factors” in the Murphy USA registration statement on our latest form 10-Q and 10-K. Murphy USA undertakes no duty to publicly update or revise any forward-looking statements. The Murphy USA financial information in this presentation is derived from the audited and unaudited consolidated financial statements of Murphy USA, Inc. for the years ended December 31, 2024, 2023, 2022, 2021, 2020, 2019, 2018, 2017, 2016, and 2015. Please reference our most recent 10-K, 10-Q, and 8-K filings for the latest information. If this presentation contains non-GAAP financial measures, we have provided a reconciliation of such non-GAAP financial measures to the most directly comparable measures prepared in accordance with U.S. GAAP in the Appendix to this presentation. Christian Pikul, CFA Vice President of Investor Relations and FP&A Christian.pikul@murphyusa.com

Murphy USA Inc. 3 We are Murphy USA Transformational investments make our business better… positioning us to win in any environment… …enabling future shareholder value creation 1,760+ Locations 2.0M+ Customers per Day 27 States

Murphy USA Inc. 4 The Murphy USA strategies are foundational and resilient From 2014 Murphy Analyst Day Strategy 1: Grow Organically Strategy 2: Diversify Merchandise Mix Strategy 3: Sustain Cost Leadership Position Strategy 4: Create Advantage from Market Volatility Strategy 5: Invest for the Long Term Strength: Strategic & Complementary Relationship with Walmart Strength: Winning Proposition with Value-Conscious Consumers Strength: Low-Cost Retail Operating Model Strength: Distinctive Retail Supply Chain Capabilities Strength: Resilient Financial Profile

Murphy USA Inc. 5 Transformative investments make our business better Low-Cost Structure • Zero Break-Even • Advanced Systems and Processes • Labor Model Endeared Customer Loyalty • Upselling / Promotional Effectiveness • Murphy Drive Rewards • QuickChek Rewards Enhanced Overall Competitiveness • Retail Pricing Excellence • Advantaged Fuel Supply • Format Evolution Raising our potential • Digital Transformation • In-Store Experience • Store Productivity Excellence Key Initiatives Since Spin

Murphy USA Inc. 6 A demonstrated ability to win in evolving environments Environment – “Accelerators” • 50% COVID Demand Shock • Doubling of Industry Fuel Margins • Record Fuel Price Volatility • Disintegration of the Refiner / Marketer Model • Rampant Inflation MUSA Outcome • Maintained / Grew Share with EDLP Pricing Strategy • Optimized Fuel Pricing Capability allowed for optimal margin/volume gain • EDLP positioning generates significant volume gains in high-price environments • Flexible, Ratable supply in disruptive settings • Enhanced loyalty offering creating stickiness for customers both inside and outside the store

Murphy USA Inc. 7 Expanding our reach and enhancing our network NTIs exceeding expectations Larger formats expanding offer R&R and remodels enriching base Murphy USA Store Type Shift Trend Square Footage by Year 7% 33% 32% 28% 2024 5% 31% 27% 37% 2028e 2.4M 3.1M +29% (1) Kiosk square footage includes walk-up super-cooler and outdoor selling space Source: MUSA Data Warehouse Store Count: 1,757 1,950e Kiosk(1) MUSA 1400 QuickChek MUSA 2800 Re-setting the life-cycle Murphy USA NTI Performance 2021-23 MUSA Only Build Classes, 2024 APSM $56K $39K $77K $44K Fuel Contribution Merchandise Contribution Pro Forma NTI Accelerating new-store contribution Murphy USA Format Comparison 2024 APSM 210K 276K Fuel Gallons Merch Sales $157K $216K Kiosk 1400

Murphy USA Inc. 8 Enhanced capabilities reinforce the virtuous cycle Vicious Cycle of the Marginal Convenience Store Retailer 93 95 99 98 96 86 90 85 81 78 MUSA Vol % OPIS Vol % Murphy USA Fuel Volume vs. OPIS Market and MUSA Margin Per-Store Fuel Volume vs. Same-Quarter 2019; CPG 25.2 26.3 34.3 31.4 30.5 2020 2021 2022 2023 2024 MUSA CPG Murphy USA Virtuous Cycle -9.7 -9.8 -11.9 -11.9 -12.8 Differential to Market for Regular Unleaded Fuel (CPG) Source: MUSA Data Warehouse; Federal Highway Administration Motor Fuel Sales; OPIS Data comparison includes only states where available; Differential to market based on average market pricing within 20 miles of MUSA stores Murphy USA vs. FHA Market Total Gallon Growth since Spin Total US Market MUSA States Murphy USA 4% 7% 21%

Murphy USA Inc. 9 Generating cash flow to enable effective capital allocation Shareholder returns well above major indicesResilient earnings stream in each environment faced Adjusted EBITDA By Year, In Millions Cumulative Shareholder Return As of 12/31/2024 Source: MUSA Financial Data; 2025 Mid-Point aligns to the “mid-point” of EBITDA provided for modeling purposes only; Non-GAAP reconciliation available in the appendix 41% 339% 23% 82% 247% 12% 43% 148% 1-Year 5-Year Since Spin 1,222% MUSA S&P 500 Russell 2000 Sustained confidence in our ability to achieve established targets Adjusted EBITDA Waterfalll (’25M to ’28T) By Contributing Line Item, In Millions 2025 Mid-Point SS / Initiatives Retail CPG 2028 Target 1,060 1,300 New Stores $423 $723 $828 $1,191 $1,059 $1,007 $1,060 2019 2020 2021 2022 2023 2024 2025E

Murphy USA Inc. 10 Leading to a proven, winning playbook Highly Productive, Low-Cost Stores Continued Conviction in Our Future Success Structurally Resilient Fuel Margin Cash Flow Machine 17.3 -1.0 15.6 Merch MC$ OpEx 2.7 Field + Direct G&A Gap -1.0 21.2 Gap 31.5 Fuel MC$ Payment Fees Non-Direct G&A Rent Adjusted EBITDA -4.8 -1.3-3.3 1 2 3 4.75 4.80 4.82 5.01 2022 2023 2024 2025 Fuel Volume Cents Per Gallon Gallons (B) Cents Per Gallon Source: MUSA 2025 Financial Data Ramp from increasing NTIs creates an asynchronous impact to Fuel Breakeven; Steady State Gap +0.3 46.8 30.5 27.2 24.9 21.7 20.8 20.0 2013 Spin 2019 2020 2021 2022 2023 2024 -57% Murphy USA Shares Outstanding Since Spin 4 Nearly $7B Murphy USA Cash Flow Use Since Spin 42% 10% 47% 1% Capital M&A Dividend Repurchase

Murphy USA Inc. 11 Delivering exceptional shareholder value $46 $69 $73 $79 $81 $89 $121 $143 $199 $318 $379 $555 $516 $41 $50 $61 $67 $70 $77 $90 $119 $150 $249 $305 $461 $486 $36 $38 $49 $54 $61 $63 $74 $81 $122 $169 $240 $353 $446 $0 $100 $200 $300 $400 $500 $600 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 Our 2028 Target Remains 4-year view MUSA High and Low Closing Share Price with Annual Average by Year Since Spin As of 2/28/2025 2028 Target EBITDA (M) ~$1,300 Shares (M)(1) ~17 Multiple 10-12 CPG 34 TSR 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 CAGR(2) 24% 23% 23% 25% 28% 30% 33% 33% 34% 25% 26% 6% N/A % Originally Issued Shares 100%(3) 98% 89% 79% 73% 69% 65% 58% 53% 47% 45% 43% 2) Annual average to 2025 YTD average 3) Original share count of 46.8M (1) Assumes pace of 2024 repurchase High Avg Low

Murphy USA Inc. 12 Appendix

Murphy USA Inc. 13 2025 Guidance 13 Guidance Metrics 2024 Guidance Range 2024 Actual Results 2025 Guidance Range Organic Growth New Stores 30-35 32 Up to 50 Raze and Rebuilds More than 40 47 Up to 30 Fuel Contribution Retail fuel volume per store (K gallons APSM) 240 to 245 241 240 to 245 Store Profitability Merchandise contribution ($ Millions) $830 to $840 $834 $855 to $875 Retail station OpEx excluding credit cards and rent expense ($K, APSM) $35.0 to $35.5 $35.0 $36.5 to $37.0 Corporate Costs SG&A ($ Millions per year) $240 to $250 $235 $245 to $255 Effective Tax Rate 24% to 26% 22.9% 23% to 25% Capital Allocation Capital expenditures ($ Millions) $500 to $525 $503 $450 to $500

Murphy USA Inc. 14 (Millions of dollars) 2019 2020 2021 2022 2023 2024 Net Income 154.8$ 386.1$ 396.9$ 672.9$ 556.8$ 502.5$ Income taxes 47.6 123.0 125.0 210.9 177.6 149.1 Interest expense, net of interest income 51.7 50.2 82.3 82.3 91.6 90.7 Depreciation and amortization 152.2 161.0 212.6 220.4 228.7 248.0 EBITDA 406.3$ 720.3$ 816.8$ 1,186.5$ 1,054.7$ 990.3$ Net settlement proceeds (0.1) - - - - - Impairment of properties - - - - - 8.2 Accretion of asset retirement obligations 2.1 2.3 2.5 2.7 3.0 3.2 (Gain) loss on sale of assets (0.1) (1.3) (1.5) (2.1) 0.8 4.5 Loss on early debt extinguishment 14.8 - - - - - Acquisition Related Costs - 1.7 10.4 1.5 - - Other nonoperating (income) expense (0.4) (0.3) (0.2) 2.3 - 0.6 Adjusted EBITDA 422.6$ 722.7$ 828.0$ 1,190.9$ 1,058.5$ 1,006.8$ Year Ended December 31, Non-GAAP Adjusted EBITDA Reconciliation Full-Year 2019 to 2024 – GAAP to non-GAAP Reconciliation EBITDA figures used on slide 9 of this presentation

Murphy USA Inc. 15 2025 Mid-Point 2028 Target (Millions of dollars) Net Income $516 $662 Income taxes 163 210 Interest expense, net of interest income 105 105 Depreciation and amortization 275 322 Other operating and nonoperating, net 1 1 Adjusted EBITDA $1,060 $1,300 Non-GAAP Adjusted EBITDA Reconciliation For purposes of this reconciliation, the midpoint of a range for each reconciling item was used, and therefore actual results for each of these reconciling items is expected to be higher or lower than the amounts shown above. The size of the ranges varies based on the individual reconciling item and the assumptions made. 2025 Mid-Point and 2028 Target – GAAP to non-GAAP Reconciliation EBITDA figures used on slide 9 of this presentation